Wellness Center USA, Inc.

FORM OF WARRANT

______________________________________________________________________________

THIS WARRANT AND THE SECURITIES UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THE WARRANT HAS BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE 1933 ACT, THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH COMPLIANCE WITH THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, NO TRANSFER OF THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT SHALL BE MADE UNLESS THE CONDITIONS SPECIFIED HEREIN ARE SATISFIED.

No. ____	Shares: _________

WELLNESS CENTER USA, INC.

COMMON STOCK PURCHASE WARRANT

This is to certify that, for value received ____________________________ ("Holder"), is entitled to purchase, subject to the provisions of this Common Stock Purchase Warrant ("Warrant"), from WELLNESS CENTER USA INC., a corporation duly organized and existing under the laws of the State of Nevada (the "Company"), _________ shares of $0.001 par value per share common stock of the Company ("Shares"), at a price of U.S. $0.75 per Share, during the period commencing, ___/___, 2013 and terminating on ___/___, 2018, at 5:00 P.M. New York Time. This Warrant is not redeemable by the Company. The number of Shares to be received upon the exercise of this Warrant and the price to be paid for a Share may be adjusted from time to time as hereinafter set forth. The exercise price of a Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as "Exercise Price."

(A)

EXERCISE OF WARRANT. Subject to the provisions of Section (G) hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after ___/___, 2013 and until ___/___, 2018, or, if either such day is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the subscription in the form of attached as Exhibit I ("Subscription") duly executed and accompanied by payment of the Exercise Price for the number of Shares specified in such Subscription. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the warrant agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, provided, however, that if at the date of surrender of such Warrants and payment of such Exercise Price, the transfer books for the Shares shall be closed, the certificates for the Shares, or other securities in respect of which such Warrants are then exercised,  shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificate for such Shares or such other securities and the Holder shall not be deemed to have become a holder of record of such shares or the owner of any such other securities.

(B)

RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant. This Warrant is not redeemable by the Company.

(C)

FRACTIONAL SHARES. The Company shall not be required to issue fractions of Shares on the exercise of Warrants. If any fraction of a Share would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company will: (1) if the fraction of a Share otherwise issuable is equal to or less than one half, round down and issue to the Holder only the largest whole number of Shares to which the Holder is otherwise entitled; or (2) if the fraction of a Share otherwise issuable is greater than one-half, round-up and issue to the Holder one additional Share in addition to the largest whole number of Shares to which the Holder is otherwise entitled.

Wellness Center USA, Inc.

Wellness Center USA, Inc.

(D)

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its warrant agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Shares purchasable hereunder. Subject to the provisions of Section (G), upon surrender of this Warrant to the Company or at the office of its warrant agent, if any, with the assignment in the form attached as Exhibit II ("Assignment") duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its warrant agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of such indemnification as the Company may in its discretion impose, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Within thirty days following the effective date of any registration statement pursuant to which the Warrants are registered, the Company shall execute a warrant agreement and appoint a warrant agent, and such warrant agent shall, upon presentment of the within warrant and at no expense to the Holder, reissue the Warrants in traceable certificated form, substantially in the form hereof.

(E)

RIGHTS OF THE HOLDER. The Holder shall not be entitled, by virtue hereof, to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

(F)

ANTI-DILUTION PROVISIONS. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided:

(1)

In case the Company shall issue Shares as a dividend upon Shares or in payment of a dividend thereon, or shall subdivide the number of outstanding Shares into a greater number of shares or shall contract the number of outstanding Shares into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of shareholders entitled to receive the same, to the price (computed to the nearest cent) determined by dividing: (a) the product obtained by multiplying the Exercise Price in effect immediately prior to the close of business on such record date by the number of Shares outstanding prior to such dividend, subdivision or contraction; by (b) the sum of the number of Shares outstanding immediately after such dividend, subdivision, or contraction.

(2)

If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of each Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant, such Shares, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of the Warrant (including, without limitation, provisions for adjustment of the Exercise Price and of the number of Shares issuable upon the exercise of Warrants) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Warrants. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

(3)

Upon each adjustment of the Exercise Price pursuant to this Section (F), the number of shares of Common Stock specified in each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately by the Exercise Price in effect after such adjustment.

Wellness Center USA, Inc.

Wellness Center USA, Inc.

(4)

Irrespective of any adjustment of the number or kind of securities issuable upon exercise of Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number of Shares and Exercise Price as are stated in similar Warrants previously issued.

(5)

The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company's Board of Directors, to make any computation required under this Section (F) and a certificate signed by such firm shall be conclusive evidence of any computation made under this Section (F).

(6)

Whenever there is an adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrants, or both, as provided in this Section (F), the Company shall: (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board or the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (ii) cause a notice stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of each Warrant to be sent to each registered holder of Warrant.

(7)

In addition to the adjustments otherwise set forth in this Section (F), the Company, in its sole discretion, may reduce the Exercise Price or extend the expiration date of the Warrant.

(8)

The Exercise Price and the number of Shares issuable upon exercise of a Warrant shall be adjusted in the manner and only upon the occurrence of the events heretofore specifically referred to in this Section (F).

(G)

TRANSFER TO COMPLY WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS. This Warrant or the Shares issuable upon exercise of this Warrant, or any other security issued or issuable upon exercise of this Warrant, may not be transferred, assigned, pledged, sold or otherwise disposed of unless Holder provides the Company with an opinion of counsel satisfactory to the Company in form satisfactory to the Company (together with such other representations and warranties as the Company may request) that this Warrant or the Shares issued or issuable upon exercise of this Warrant may be legally transferred without violating the 1933 Act and any other applicable securities law and then only against receipt of an agreement of the transferee (in form and substance satisfactory to the Company) to comply with the provisions of this Section (G) with respect to any resale or other disposition of such securities.

(H)

SURVIVAL. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Warrant and any investigation at any time made by or on behalf of any parties hereto and the exercise and purchase of this Warrant.

(I)

AMENDMENTS; WAIVERS; TERMINATIONS; GOVERNING LAW; HEADINGS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed and interpreted in accordance with the laws of the State of Nevada. The headings in this Warrant are for convenience of reference only and are not part of this Warrant.

(J)

REGISTRATION RIGHTS. The undersigned Holder shall have piggyback registration rights as set forth in paragraph 12 of that certain Subscription Agreement by and between the Company and the undersigned Holder dated ___/___, 2013.

Wellness Center USA, Inc.

Wellness Center USA, Inc.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name and on its behalf and its corporate seal to be affixed hereon by its duly authorized officers.

WELLNESS CENTER USA, INC.

Date:

By:

Andrew J. Kandalepas

President

Attest:

___________________________________

Wellness Center USA, Inc.

Wellness Center USA, Inc.

EXHIBIT I

Subscription Form

NO ACTION REQUIRED AT TIME OF SUBSCRIPTION

Investor shall have this form accompanying his/her Warrant document only for the purpose of having it readily available to execute (if and when investor decides to exercise Warrant within the 5 year period which is granted to him/her). When such time comes, investor will execute and submit together with his/her payment to company in order to obtain shares as shown on the face of warrant.

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                  Shares of Wellness Center USA, Inc., purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of _______________ and delivered to                               whose address is                                                  and, if such Shares shall not include all of the Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Shares issuable thereunder to be delivered to the undersigned.

Dated: __________________________

___________________________________________

   (Name)

___________________________________________

       (Street Address)

____________________________________________________

               (City)

  (State)           (Zip Code)

Wellness Center USA, Inc.

Wellness Center USA, Inc.

EXHIBIT II

Assignment Form

NO ACTION REQUIRED AT TIME OF SUBSCRIPTION

This form is provided for investor’s convenience to have readily available – in the event investor decides at some point in the future (within the 5 year exercise period) to transfer warrant to someone else. At such time, this form is filled out and submitted to the company to transfer warrant rights.

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Shares set forth below;

Name and Address of Assignee                                                                  No. of  Shares:  _________

and does hereby irrevocably constitute and appoint                                                          , as attorney, to resister such transfer on the books of Wellness Center USA, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:_____________

Signature: __________________________________

Witness: ___________________________________

Notice:

The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

Wellness Center USA, Inc.